UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 21, 2017

MVC CAPITAL, INC.

(the “Fund”)

(Exact name of registrant as specified in its charter)

DELAWARE, 943346760

(Jurisdiction of Incorporation) (IRS Employer Identification Number)

287 Bowman Avenue

2nd Floor

Purchase, NY 10577

(Address of registrant’s principal executive office)

914-701-0310

(Registrant’s telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On December 21, 2017, MVC Capital, Inc. (the “Company”) completed the redemption of all of its outstanding 7.25% senior notes due 2023 (the “Notes”).

The Notes were governed by that certain Indenture, dated as of February 26, 2013, by and between the Company and U.S. Bank National Association, as trustee, as supplemented by that certain First Supplemental Indenture, dated as of February 26, 2013. The Notes were redeemed for a redemption price of 100% of the principal amount thereof, plus 66 days of accrued and unpaid interest from October 15, 2017 to, but excluding, the December 21, 2017 redemption date. The aggregate principal amount of the Notes redeemed was $115,929,432.97.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, MVC Capital, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVC Capital, Inc.

DATE: December 21, 2017

/s/ Michael Tokarz
Michael Tokarz
Chairman